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                                               EXHIBIT 10.5

                           LAND LEASE


     -C-COPYRIGHT 1995 BY THE MOHEGAN TRIBAL GAMING AUTHORITY,
     TRADING COVE ASSOCIATES AND SUN INTERNATIONAL HOTELS
     LIMITED.  REPRODUCTION OF THE MATERIAL HEREIN OR
     SUBSTANTIAL QUOTATION OF ITS PROVISIONS WITHOUT
     PERMISSION VIOLATES THE COPYRIGHT LAWS OF THE UNITED
     STATES AND WILL BE SUBJECT TO LEGAL PROSECUTION.

     WARNING:  UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT
 LAWS.


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                                                     Execution Copy

                           LAND LEASE


     THIS LAND LEASE (this "Lease") is entered into this 29th day of September 1995, between the MOHEGAN TRIBE OF INDIANS OF CONNECTICUT, a federally recognized Indian tribe (as lessor or landlord under this Lease being hereinafter referred to as the "Tribe"), and the MOHEGAN TRIBAL GAMING AUTHORITY, an instrumentality of the Tribe (as lessee or tenant under this Lease being hereinafter referred to as the "Authority").

     This Lease of land constituting the initial reservation of the Tribe as prescribed by 25 U.S.C. Section 1775c is being entered into by the Tribe pursuant to and in accordance with the provisions of 25 U.S.C. Section 415, 25 C.F.R. Section 162 and the Indian Gaming Regulatory Act, 25 U.S.C. Section 2701 et seq. and also pursuant to the authority contained in Article V, Section 1 and
Article XIII, Section 1 of the Tribe's Constitution and Ordinance No. 95 - 7/15 - 1 of the Tribal Council, and by the Authority in reliance on the provisions of Article XIII, Section 3 of the Tribe's Constitution, for the purpose of enabling the Authority to obtain financing by the issuance of certain debt instruments to be secured by a leasehold mortgage on the Premises, as hereinafter defined, thereby permitting the Authority to construct, equip and operate a gaming facility, resort, hotel and other related developments (the "Project"), which will promote the economic development and general welfare of the Tribe.

     1. PREMISES. The Tribe, in consideration of the rents reserved and the terms, conditions, covenants and agreements herein contained, hereby leases to the Authority, and the Authority hereby hires from the Tribe, the land located in the Town of Montville, County of New London, and State of Connecticut, described on Exhibit A and depicted on Exhibit B attached to this Lease, together with all rights which apply to and/or benefit the land, whether now or hereafter acquired, including all rights, privileges, tenements, licenses, hereditaments, rights-of-way, easements, utility use, appendages and appurtenances appertaining thereto, all betterments, additions, alterations, substitutions, replacements and revisions thereof and thereto, and all proceeds and products of the foregoing, but subject to all rights-of-way, easements, restrictions and encumbrances of record, and the Improvements (as such term is defined in Section 18 hereof) (collectively, the "Premises"). By entering into this Lease, the Authority accepts the Premises in the condition they are in as of the date of this Lease, as is, without warranty or representation of any kind as to the condition or quality of the Premises. The Authority represents that the Premises, the improvements thereon, subsurface conditions, and the present uses and non-uses thereof,

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have been examined by the Authority, and the Authority accepts the same, without recourse to the Tribe except as expressly provided in this Lease, in the condition and state in which they or any of them now are, without representation or warranty, express or implied in fact or by law, as to the nature, condition or usability thereof or as to the use or uses to which the Premises or any part thereof may be put (except as set forth in this Lease) or as to the prospective income from, and expenses of operation of, the Premises. The Tribe warrants that the Project constitutes a permitted use of the Premises under the laws of the Tribe.

     The Premises are leased together with and subject to the following:

          (a) The non-exclusive right of the Authority to construct, install, maintain, repair, replace, use and operate, in, on, over and across the Premises and any adjoining lands now or hereafter owned by, or in trust for, the Tribe, including any portion of the Premises as to which this Lease is terminated by the Tribe in accordance with Section 2 (d) hereof, such roads as may be required for reasonable access to and from the Premises, subject to the approval of the Secretary, to the extent required by law. The Authority shall construct and maintain at all times during the term of this Lease one or more paved roads providing such access to and from the Premises as may be reasonably required in order for the Authority to operate the Premises for its intended purposes.

          (b) The non-exclusive right of the Authority to acquire, construct, install, maintain, repair, replace, use and operate, in, on, over and across the Premises and any adjoining lands now or hereafter owned by, or in trust for, the Tribe, including any portion of the Premises as to which this Lease is terminated by the Tribe in accordance with Section 2 (d) hereof, such electric power, water, sanitary and storm sewer, and other utilities lines serving the Premises as may be reasonably required in order for the Authority to operate the Premises for its intended purposes, subject to the approval of the Secretary, to the extent required by law, provided that such utilities lines shall be located, designed and constructed in accordance with plans approved in advance by the Tribe, which approval shall not be unreasonably withheld or delayed.

     2. RIGHTS RESERVED TO THE TRIBE. In addition to any other rights of the Tribe, the Tribe reserves the following rights with respect to the Premises:

          (a) The non-exclusive right to use and operate, in, on, over and across the Premises, the access roads on the Premises,

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together with the right to construct, install, maintain, repair, replace, use and operate drives, rights-of-way, and/or roadways on the Premises connecting to such access roads to serve any property which may now or hereafter be owned by, or in trust for, the Tribe, including any portion of the Premises as to which this Lease is terminated by the Tribe in accordance with Section 2 (d) hereof, so long as none of the foregoing rights of the Tribe unreasonably interfere with the intended uses of the Premises by the Authority.

          (b) The non-exclusive right to use and operate, in, on, over and across the Premises, the utilities lines serving the Premises to serve any property which may now or hereafter be owned by, or in trust for, the Tribe, including any portion of the Premises as to which this Lease is terminated by the Tribe in accordance with Section 2 (d) hereof, together with the nonexclusive right to construct, install, maintain, repair, replace, use and operate, in, on, over and across the Premises, such electric power, water, sanitary and storm sewer, and other utilities serving such other property of the Tribe as may be reasonably required in connection with the development of such lands by the Tribe, provided that such utilities shall be located, designed and constructed so as to avoid unreasonable interference with the Authority's use of the Premises for its intended purposes as set forth in this Lease, and provided that the Tribe promptly restores any portion of the Premises disturbed by the construction of such utilities.

          (c) The right, at any reasonable times during the term of this Lease, and with reasonable notice to the Authority, or, at any time in the event of an emergency, to enter upon the Premises, to inspect the same and any improvements erected and placed thereon, and all activities occurring thereon, so long as such inspection does not unreasonably interfere with the Authority's operations on and uses of the Premises as permitted by this Lease, and, at the Tribe's option, to perform any obligations of the Authority hereunder if the Authority fails to do so after reasonable prior notice to the Authority and all Permitted Mortgagees, as hereinafter defined, in accordance with this Lease.

          (d) The right, subject to the provisions and limitations of any Permitted Mortgage, to terminate this Lease as to any portion of the Premises, provided that such released portion shall not be used to conduct any gaming operations. Upon any such termination, all other terms and provisions in the Lease shall remain in full force and effect. The Tribe and the Authority shall execute an amendment to this Lease to evidence the portion of the Premises which shall remain subject to this Lease.

          (e) The right to grant utility and access easements to others over, under and across the Premises, provided that same do

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not unreasonably interfere with the Authority's use of the Premises for its intended purposes as set forth in this Lease.

     3. TERM OF LEASE. The term of this Lease shall be twenty-five (25) years, commencing on the later of August 1, 1995, or the date on which this Lease is approved by the Secretary of the Interior or his authorized representative (the "Secretary"), provided, however, that if such approval is not obtained on or before August 1, 1996, then this Lease shall be void and of no further force or effect, unless otherwise agreed in writing by the Tribe and the Authority. The commencement date of this Lease shall be confirmed by the Authority and the Tribe in an amendment to this Lease substantially in the form of Exhibit C attached hereto. Provided that no Event of Default has occurred and is continuing at the time of exercise of the rights provided in this Section 3, the Authority shall have the option to extend the term of this Lease for one (1) additional twenty-five (25) year period, commencing upon the expiration of the initial term, by giving written notice thereof to the Tribe no more than two (2) years nor less than one
(1) year prior to the expiration of the initial term. If the Authority exercises its option to extend, then all of the terms and conditions of this Lease shall remain in effect throughout such extension period, except that the Authority shall have no further option to extend this Lease beyond the end of such extension period. References to the "term of this Lease" or "Lease term" shall mean the initial term and, if the Authority exercises the option to extend in accordance with this Lease, the extension period.

     4. RENT. The Mohegan Tribal Gaming Authority is an instrumentality of Tribal government. The construction and operation of the Project by the Mohegan Tribal Gaming Authority, on behalf of the Tribe, constitutes a public purpose of the Tribe.
Pursuant to 25 C.F.R. Section 162.5(b)(2), the Tribe has the authority, with the consent of the Secretary, to lease tribal land at a nominal rental for public purposes to agencies of Tribal government, or for purposes of subsidization for the benefit of the Tribe.

     In consideration of the possession, use and occupancy of the Premises as set forth herein, the Authority and its successors and assigns shall pay, in addition to payments of all taxes and other expenses set forth in Section 15 of this Lease and all other obligations provided for hereunder, annual rent ("Annual Rent") to the Tribe as follows:

          (a)  During any period when the Mohegan Tribal Gaming
Authority or another agency or instrumentality of the Tribe is the tenant under this Lease, the Annual Rent shall be $1.00 per year,

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payable in advance on the first day of the Lease term and on each anniversary thereof.

          (b) During any period when any party other than the Mohegan Tribal Gaming Authority or another agency or instrumentality of the Tribe is the tenant under this Lease, the Annual Rent shall be equal to eight percent (8%) of the tenant's Gross Revenues from the Premises, payable in arrears on the twenty-fifth (25th) day of each calendar month for the prior calendar month in monthly installments, based on the Gross Revenues for the prior calendar month. For purposes of this paragraph (b), "Gross Revenues" shall mean gross revenues of the tenant from all sources in connection with its operations at the Premises.

     Within 90 days after the end of each calendar year, an adjustment shall be made, as necessary, so that the total Annual Rent paid by the tenant for the preceding calendar year will be equal to the above percentage of Gross Revenues for such calendar year.

     5. USE OF PREMISES. The Authority shall use the Premises solely for the construction and operation of the Project and for no other purpose unless approved in advance by the Tribe in writing; provided, however, that following foreclosure of any Mortgage on the Authority's interest in this Lease, or any transfer of such interest in lieu of foreclosure to the holder of any such Mortgage, the Premises may be used for any lawful purpose, subject to applicable building, zoning and other governmental regulations, EXCEPT THAT IN NO EVENT SHALL ANY NON-INDIAN PERMITTED MORTGAGEE OR TRANSFEREE OF THE LEASEHOLD ESTATE CREATED BY THIS LEASE CONDUCT GAMING OPERATIONS ON THE PREMISES.

     6. PERMITTED MORTGAGES ONLY. The Authority shall not mortgage, pledge, or encumber the leasehold estate created by this Lease or any portion thereof or interest therein except through a Permitted Mortgage. For purposes of this Lease, a "Permitted Mortgage" shall be, and a "Permitted Mortgagee" shall be the holder of, (i) that certain Open-End Construction-Permanent Leasehold Mortgage Deed, Assignment of Leases and Rents and Security Agreement of even date herewith between the Authority, as Mortgagor and First Fidelity Bank, as Mortgagee, securing, among other things, the obligations of the Authority under those certain Senior Secured Notes (the "Senior Secured Notes") in the aggregate principal amount of $175,000,000 and under that certain Indenture of even date herewith between the Authority, as issuer, and First Fidelity Bank, as trustee, (the "Indenture"), or (ii) a mortgage:

          (a) which shall provide, among other things, that in the event of default in any of the mortgagor's obligations thereunder, the Permitted Mortgagee shall provide written notice to the Tribe

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of such fact and the Tribe shall have the right (but not the obligation) within 60 days after its receipt of such notice (or if such default cannot with diligence be cured within such 60 day period, within a reasonable time thereafter provided that the Tribe proceeds promptly to cure the same and thereafter prosecutes the curing of such default with diligence), to cure such default in the Authority's name and on the Authority's behalf, provided that current payments due the holder during such 60 day period (or such lesser time as may have been required to cure such default) are made to the holder, and shall further provide that so long as said current payments due are paid to the holder as required under the Permitted Mortgage, said holder shall not have the right, unless such default shall not have been cured within such time, to accelerate the note secured by such Permitted Mortgage or to foreclose under the Permitted Mortgage on account of such default;

          (b) which shall provide, among other things, that after the expiration of such cure period, if the Permitted Mortgagee intends to foreclose under the Permitted Mortgage, the Permitted Mortgagee shall first notify the Tribe of its intention to do so and the Tribe shall have the right, but not the obligation upon notifying the Permitted Mortgagee within sixty (60) days of receipt of said notice from the Permitted Mortgagee, to purchase the note and all of the instruments securing the note for the amount of the outstanding indebtedness (including interest, principal, premiums and make-whole obligations in respect thereof), together with all reasonable costs and expenses due to the Permitted Mortgagee in accordance with such instruments, provided that such purchase must be consummated and payment made in full within ninety (90) days after the Permitted Mortgagee gives notice of its intent to foreclose, or the Tribe shall be deemed to have waived its right to purchase; and

          (c) which shall provide that such Permitted Mortgage is and shall be subject and subordinate to any and all access and utility easements granted by the Tribe pursuant to Section 2 of this Lease.

     Any Permitted Mortgagee shall have, without the requirement of consent by the Tribe, the right, but not the obligation, to enforce and preserve such Permitted Mortgagee's rights under any Permitted Mortgage and any other agreement entered into in connection therewith.

     7. AMENDMENT OF LEASE. Any material amendments to this Lease shall be subject to the prior written approval of each Permitted Mortgagee, which approval shall not be unreasonably withheld or delayed. For purposes of this Lease, "material" amendments shall mean any amendment which effects changes in rent, the term of the Lease, a termination of Lease and any other

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amendments likely to adversely affect the value of the Premises and other collateral under a Permitted Mortgage or the rights and remedies of the Permitted Mortgagee or which would increase the obligations of the Permitted Mortgagee if the Permitted Mortgagee were to foreclose its Permitted Mortgage. The Authority and Tribe shall execute such further amendments to this Lease, as may be reasonably required by a Permitted Mortgagee or prospective Mortgagee to carry out the provisions of this Lease. So long as any indebtedness or other obligation secured by said Permitted Mortgage shall remain unsatisfied and not fully discharged, the Tribe shall not without the prior written consent of said Permitted Mortgagee being first had and obtained (a) accept any surrender of the Premises or any portion thereof or termination of this Lease, whether voluntary or involuntary or upon a failure of any condition under this lease, or (b) exercise or accept the exercise of any option or right of the Authority to terminate this Lease or to purchase the Tribe's reversionary interest hereunder. The provisions of this paragraph shall not prevent the Tribe from exercising its rights and remedies provided in this Lease or by law upon the occurrence of an Event of Default, subject to the rights of any Permitted Mortgagee as provided elsewhere in this Lease.

     8. CONSENT TO ACQUISITION OF LEASEHOLD INTEREST BY PERMITTED MORTGAGEE; SUBSEQUENT ASSIGNMENT AND SUBLETTING. The Tribe and the Secretary (upon approval of this Lease by the Secretary) hereby consent to the assignment and transfer by the Authority of its interest in this Lease to any Permitted Mortgagee, either through foreclosure of the Permitted Mortgage or by a transfer in lieu of foreclosure, or by exercise of any other right or remedy granted by the applicable Permitted Mortgage, or to any purchaser at a foreclosure or other sale. After an event of default under the applicable Permitted Mortgage, if the Permitted Mortgagee succeeds to the Authority's interest under this Lease through foreclosure or transfer in lieu of foreclosure or otherwise, as provided above, then such Permitted Mortgagee shall have the right to assign this Lease or sublet the Premises from time to time, in whole or in part, without obtaining the consent of the Tribe or the Secretary. Any such assignee shall assume in writing all of the Authority's obligations under this Lease and shall have the rights of, and be substituted for, the Authority. Upon any such assumption by a subsequent assignee, the Permitted Mortgagee shall be automatically released from all liability, if any, hereunder. Following the occurrence of an event of default under any Permitted Mortgage, and prior to any foreclosure, transfer in lieu of foreclosure or other disposition of the Authority's interest in this Lease, the Permitted Mortgagee shall have the right, to the extent provided in the Permitted Mortgage and upon giving written notice thereof to the Tribe, to take possession of and sublease all or any part of the Premises on such terms as the Permitted Mortgagee may deem reasonable for the account of the Authority, and to exercise, in

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the name of the Authority, any and all other rights or privileges granted to the Authority pursuant to this Lease. In the event the Permitted Mortgagee, in the liquidation of its Permitted Mortgage, should acquire and sell the leasehold interest in this Lease and take a Permitted Mortgage to secure part or all of the sale price, the provisions of this Lease shall apply to such Permitted Mortgage.

     Nothing herein shall permit the Permitted Mortgagee or any assignee, sublessee, purchaser, or transferee of the Permitted Mortgagee to transfer any interest in this Lease or its leasehold interest in the Premises to any person or entity engaged by the Tribe or the Authority to manage a gaming enterprise under the provisions of the Indian Gaming Regulatory Act, 25 U.S.C. Sections 2701-2721 (1994).

     9.   PERMITTED MORTGAGEE'S RIGHT TO CURE DEFAULT. Any
Permitted Mortgagee shall have the right, but not the obligation, without requirement of consent by the Tribe to:

          (a) cure any default under this Lease within any applicable cure period, and to timely perform any obligation required hereunder, and any such cure or performance by Permitted
Mortgagee shall be effective as if the same had been undertaken and performed by the Authority; and

          (b) acquire and convey, assign, transfer and exercise any right, remedy or privilege granted to the Authority by this Lease or otherwise by law, subject to the provisions, if any, in said Permitted Mortgage limiting any exercise of any such right, remedy or privilege; and

          (c) rely upon and enforce any provisions of this Lease to the extent that such provisions are for the benefit of a Permitted Mortgagee.

In addition to the rights set forth in Section 9(a) - (c), in the event of default in any of the Authority's obligations hereunder, the Tribe shall provide written notice to the Permitted Mortgagee of such fact and the Permitted Mortgagee shall have the right (but not the obligation) within sixty (60) days after its receipt of such notice (or if such default cannot with diligence be cured within such sixty (60) day period, within a reasonable time thereafter provided that the Permitted Mortgagee proceeds promptly to cure the same and thereafter prosecute the curing of such default with diligence), to cure such default in the Authority's name and on the Authority's behalf, provided that current payments due the Tribe during such sixty (60) day period (or such lesser time as may have been required to cure such default) are made to the Tribe.

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     Notwithstanding anything to the contrary contained in this
Lease, so long as any indebtedness or other obligation secured by a Permitted Mortgage shall remain unsatisfied and not fully discharged, upon the occurrence of an Event of Default by the Authority hereunder, the Tribe shall not (i) terminate this Lease nor the Authority's right of possession of the Premises; (ii) exercise any right of reentry provided in this Lease or otherwise by law; (iii) take possession of and/or relet the Premises or any portion thereof or (iv) enforce any other right or remedy which may affect the rights of any Permitted Mortgagee under the applicable Permitted Mortgage unless (A) the default consists of the Authority's failure to pay any sum of money expressly required to be paid by the Authority pursuant to this Lease (a "Monetary Default"), and (B) such Permitted Mortgagee has failed to cure the Authority's Monetary Default pursuant to this Lease; provided, however, that upon expiration of the term of this Lease, including any option period, the Tribe shall have the right to reenter and take possession of the Premises.

     A Permitted Mortgagee shall not, as a condition to the exercise of its rights hereunder, be required to assume personal liability for the payment and performance of the obligations of the Authority hereunder. Any such payment or performance or other act by a Permitted Mortgagee hereunder shall not be construed as an agreement by such Permitted Mortgagee to assume such personal liability except to the extent such Permitted Mortgagee actually becomes the lessee hereunder; provided, however that in the event the Permitted Mortgagee transfers the leasehold estate to a purchaser of the same any such transferee shall be required to enter into a written agreement assuming such personal liability and upon any such assumption the Permitted Mortgagee shall automatically be released from personal liability hereunder.

     10. ASSIGNMENTS AND SUBLETTING. Except as otherwise provided in this Lease and subject to any restrictions of the Authority in a Permitted Mortgage, the Authority shall not assign, pledge, encumber, hypothecate or transfer all or any part of the Authority's interest in this Lease, whether voluntarily or involuntarily, by operation of law or otherwise, and shall not sublease all or any portion of the Premises, without the prior written consent of the Tribe (and, if required by law, the Secretary), which consent shall not be unreasonably withheld or delayed. The Secretary's consent shall not be required for any sublease. The Authority may, without obtaining the consent of the Tribe or the Secretary, sublease all or any portion of the Premises to any entity directly or indirectly owned or controlled by the Tribe.

     11. COMPLIANCE WITH LAW. The Authority shall not use or cause or permit to be used any part of the Premises for any conduct

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or purpose which constitutes a nuisance or waste of the Premises or which violates any applicable law, regulation, code or ordinance, or any order of any court or governmental authority having jurisdiction over the Premises. The Authority shall promptly comply, at its expense, with all laws, regulations, codes, ordinances and governmental requirements relating to or affecting the Premises or the Authority's use or occupancy thereof.

     All applicable Tribal licensing, permitting, and other approval requirements (including, but not limited to building codes and permits) that must be adhered to by the Authority under tribal law in order for the Authority to utilize the Premises for the purposes set forth in this Lease are identified in Exhibit D hereto. The Tribe shall not impose any additional requirements that would materially and adversely affect the Authority's use of the Premises for the purposes set forth in this Lease.

     12. HAZARDOUS SUBSTANCES. The Authority covenants and hereby agrees that the Authority shall not, during the term of this Lease, permit toxic or hazardous substances or wastes, pollutants or contaminants, including, without limitation, asbestos, urea formaldehyde, the group of organic compounds known as polychlorinated biphenyls, petroleum products including gasoline, fuel oil, crude oil and various constituents of such products, any hazardous substance as defined in the Comprehensive Environmental Response, Compensation and Liability Act 42 U.S.C. Sections 9601 et seq., and any other substance similarly defined or identified in any other federal, state or tribal laws, rules or regulations relating to the protection of the environment (collectively, "Hazardous Substances"), to be generated, treated, stored, transferred from, discharged, released or disposed of, or otherwise placed, deposited in or located on, used, transported over, or otherwise entered on or into the Premises, except in accordance with all applicable state, federal, local and tribal laws, regulations, rules, codes and ordinances relating to the protection of the environment ("Environmental Laws"); nor shall the Authority undertake any activity on the Premises that would cause or contribute to the Premises becoming a treatment, storage or disposal facility for Hazardous Substances within the meaning of any applicable Environmental Laws. The foregoing provision shall not be deemed to prohibit the incidental storage or use of Hazardous Substances in the ordinary course of the Authority's business, provided such storage or use is in compliance with all applicable Environmental Laws.

     13. EXCULPATION. Neither the Tribe nor the United States, nor their officers, agents or employees shall be liable to the Authority or its successors, assignees or subtenants, including any Permitted Mortgagee, for any loss, damage, or injury of any kind whatsoever to the person or property of the Authority or any

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sublessee, or any other person, caused by any use or condition of the Premises or by any defect in any structure erected thereon, or arising from any accident, fire or other casualty on the Premises.

     14. INDEMNIFICATION OF TRIBE. The Tribe shall not be liable, and the Authority shall defend, indemnify and hold the Tribe, its members, officers, agents and employees, harmless against all liability, claims of liability, obligations, suits, damages, penalties, claims, costs, charges, and expenses, including attorney's fees, that may be imposed upon the Tribe by reason of:

          (a) Any work or things done in, on or about the Premises and/or the Improvements, as hereinafter defined, or any part thereof;

          (b) Any use, nonuse, possession, occupation, condition, operation, or maintenance of the Premises and/or the Improvements;

          (c) Any negligence on the part of the Authority or any of the Authority's agents, contractors, servants, employees, subtenants, licensees, or invitees;

          (d) Any accident, injury, or damage to any person or property occurring in, on, or about the Premises and/or the Improvements or any part thereof;

          (e) Any failure by the Authority to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease on its part to be performed or complied with; and

          (f) Any tax attributable to the execution, delivery, or recording of this Lease or any modification thereof.

The Authority's obligation to defend the Tribe hereunder shall be by counsel reasonably acceptable to the Tribe, and "attorney's fees" shall include both reasonable attorneys' fees and paralegals' fees and expenses. In the event that any action or proceeding is brought against the Tribe, its members, officers, agents or employees by reason of any of the matters set forth in parts (a) through (f) above, then the Authority upon notice from the Tribe, shall protect and defend at the Authority's sole expense such action or proceeding by counsel reasonably satisfactory to the Tribe, and in the event the Authority shall fail to protect and defend the Tribe, its members, officers, agents or employees, then the Tribe may undertake to protect and defend itself, its members, officers, agents or employees and the Authority shall pay to the Tribe, upon demand, all costs and expenses incurred by the Tribe in connection therewith, including, without limitation, all attorneys' fees and expenses. The provisions of this Section 14 are for the

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sole benefit of the Tribe, and may not be relied on or enforced by any other party.  The obligations of the Authority under this
Section 14 (i) shall be personal to the Mohegan Tribal Gaming Authority and independent of the demise of the Premises, (ii) shall not run with the land or the leasehold estate hereunder, (iii) need not be assumed by any person or entity who succeeds to the tenant's interest hereunder (including without limitation any Permitted Mortgagee or any purchaser upon foreclosure of any Permitted Mortgage), (iv) shall not, if unpaid, be collectible from any property subject to a Permitted Mortgage, or any proceeds thereof, or from any Permitted Mortgagee or its successors or assigns, and
(v) shall not, if unpaid, constitute a default under this Lease or grounds for termination of this Lease.

     15. PAYMENT OF TAXES AND OTHER EXPENSES. The rent provided for in Section 4 of this Lease shall be fully "net" to the Tribe. Accordingly, the Authority shall pay, in addition to the payments of Annual Rent, all costs of owning, operating, constructing, maintaining, repairing, replacing and insuring the Premises and any improvements located thereon, all charges for water, sewer and other utilities, services furnished to the Premises, and all fees, taxes, assessments and other charges which may be levied against the Premises or the Authority's interest in the Premises by the Tribe or any other governmental authority having the power to levy such fees, taxes, assessments or other charges, and which are payable for and with respect to the term of the Lease.

     All applicable Tribal taxes, fees, assessments and other charges payable by the Authority to the Tribe or levied against the Premises that are required for the Authority, to use the Premises for the purposes set forth in this Lease are listed in Exhibit E hereto. The Tribe shall not impose any new or additional taxes, fees, assessments or other charges on the Premises or the Authority, except for reasonable, nondiscriminatory charges for utilities or other governmental services supplied by the Tribe and used by the Authority or the Premises.

     Nothing contained in this Lease is intended or shall be construed to constitute a waiver by the Tribe or the Authority of any applicable laws that provide tax immunity to trust or restricted Tribal property or to any interest therein or income derived therefrom.

     16. AUTHORITY'S REPAIR OBLIGATIONS; INSURANCE. The Authority will, at its Expense, maintain, repair and replace, whether as a result of casualty, or otherwise, the Premises and all Improvements now located or hereafter constructed thereon pursuant to the terms of this Lease in order that the same is in good, safe and habitable condition throughout the term of this Lease, ordinary wear and tear excepted and in any event in a condition satisfactory to the Tribe in its reasonable discretion. The Authority shall maintain or cause the manager of the operations at the Premises to maintain adequate "all-risk" property insurance in an amount equal to the full replacement value of all buildings and other improvements and fixtures located on the Premises against loss throughout the term of this Lease. In addition, the Authority shall maintain or cause the manager of the operations at the Premises to maintain comprehensive general liability insurance against claim for bodily injury, death or property damage occurring in, on or about the Premises with a combined single limit of at least $2,000,000 per occurrence, together with an umbrella policy of liability insurance providing additional coverage of at least $5,000,000 per occurrence. All such policies of insurance shall name the Tribe and any Permitted mortgagee as additional insureds and loss payees, as appropriate, shall provide for 30 days' advance written notice to the Tribe and any such Permitted Mortgagee prior to any modification or cancellation thereof, and shall be in form and substance, and issued by insurance companies, reasonably satisfactory to the Tribe and such Permitted Mortgagee. Subject to the terms of any Permitted Mortgage, which terms shall be approved in writing by the Tribe, any insurance proceeds received as a result of damage or destruction shall be applied first to the cost of restoration of any Improvements located on the Premises, subject to such reasonable controls as may be required by the Tribe, and the remainder, if any, shall be paid to the Authority or to any Permitted Mortgagee, to the extent required by such Permitted Mortgage. The Authority shall provide the Tribe with a duplicate original of each of the Authority's insurance policies and renewals thereof prior to commencement of the Lease term and prior to expiration of any existing policy.

     17. ALTERATIONS. No building or other improvement shall be constructed or materially altered by the Authority, and no grading, excavating or other construction activity shall be commenced, on the Premises unless complete and final plans and specifications for such construction or alteration have been submitted to and approved by the Tribe. Any such approval of the Tribe shall not be unreasonably withheld or delayed. Any such construction or alteration shall be commenced and completed promptly and in a good and workmanlike manner using new, top quality materials and in compliance with all applicable permits, authorizations and building, zoning and other laws and ordinances and the requirements of all Permitted Mortgagees.

     18. SURRENDER OF POSSESSION; OWNERSHIP OF IMPROVEMENTS. The Authority agrees peaceably to surrender possession and occupancy of the Premises to the Tribe at the termination or expiration of this Lease. Any and all buildings, improvements, and related facilities now existing or hereafter constructed on the Premises, including utilities constructed or installed in or on the Premises by or at the expense of the Authority, and all repairs, remodeling or additions thereof or thereto (collectively, the "Improvements") shall, upon such construction and/or installation, become a part of the Premises leased to the Authority pursuant to the terms of this Lease, and all references in this Lease to "Premises" shall from and after such construction and/or installation include the Improvements. Any and all equipment, furniture, Trade Fixtures and other personal property of the Authority used in connection with the use and operation of the Premises and the Improvements (the "Equipment"), shall be and remain the separate, personal property of the Authority throughout the term of this Lease. The Authority may remove all or any part of the Equipment upon termination or expiration of this Lease, provided that the Authority shall repair and be responsible for any damage done to the Premises by such removal. If any Equipment which the Authority has the right to remove is not removed within 90 calendar days after the date of expiration or termination of this Lease, and provided that the Tribe does not interfere with such timely removal, such property shall automatically become the property of the Tribe and may be used, sold, transferred or otherwise disposed of by the Tribe in any manner, in the Tribe's sole discretion, and at the expense of the Authority.

     19. DEFAULT. The occurrence of any of the following events shall constitute an Event of Default by the Authority under this
Lease:

          (a) the Authority fails to pay when due any amount required to be paid by the Authority under this Lease (except
Section 14 hereof) and such failure continues for 30 days after written notice thereof from the Tribe to the Authority and any Permitted Mortgagee; or

          (b) the Authority fails to observe or perform any other covenant or obligation of the Authority under this Lease (except
Section 14 hereof) and such failure continues for 60 days (or, if such default cannot reasonably be cured within 60 days, for such longer period reasonably required to cure such default provided that the Authority has within such 60 days promptly commenced curing such default and diligently pursues such cure to completion) after written notice from the Tribe to the Authority and any Permitted Mortgagee; or

          (c) the Authority pledges, encumbers, hypothecates or conveys its interest in this Lease or any part thereof to anyone in violation of the terms of this Lease.

     Notwithstanding the foregoing, if the Authority, in connection with a good faith dispute, deposits funds in escrow or obtains a bond that prevents any foreclosure of the leasehold estate, then the Authority shall not be in default hereunder.

     20. DISPUTE RESOLUTION AND CONSENT TO SUIT. The Tribe does not consent to the enforcement, levy or other execution of any judgment for money or other damages against any assets, real or personal, of the Tribe, except that the Tribe and the Authority each do herewith consent to the enforcement and execution of any judgment, whether obtained as a result of judicial, administrative, or arbitration proceedings, against any assets of the Authority, in connection with any judicial, administrative or arbitration proceeding commenced for purposes of interpreting or enforcing the obligations of the Tribe or the Authority pursuant to this Lease. Subject to the foregoing, the Tribe and the Authority each does herewith waive its sovereign immunity from unconsented suit whether such suit be brought in law or in equity, or in administrative proceedings or proceedings in arbitration, to permit the commencement, maintenance, and enforcement of any action, by any person with standing to maintain an action, to interpret or enforce the terms of this Lease, and to enforce and execute any judgment resulting therefrom. Notwithstanding any other provision of law or canon of construction, the Tribe and the Authority each intend this waiver to be interpreted liberally to permit the full litigation of disputes arising under or out of this Lease. Without limiting the generality of the foregoing, the Tribe and the Authority waive their immunity from unconsented suit to permit the maintenance of the following actions:

          (a) Courts. The Tribe and the Authority each waive their immunity from unconsented suit to permit any court of competent jurisdiction to (i) enforce and interpret the terms of this Lease, and award and enforce the award of any damages owing by the Authority as a consequence of a breach thereof, whether such award is the product of litigation, administrative proceedings, or arbitration; (ii) determine whether any consent or approval of the Tribe or the Authority has been improperly granted or unreasonably withheld; (iii) enforce any judgment prohibiting the Tribe or the Authority from taking any action, or mandating or obligating the Tribe or the Authority to take any action, including a judgment compelling the Tribe or the Authority to submit to binding arbitration; and (iv) adjudicate any claim under the Indian Civil Rights Act of 1968, 25 U.S.C. Section 1302 (1994).

          (b) Arbitration. The Tribe and the Authority each waive their immunity from unconsented suit to permit arbitrators, appointed and acting under the commercial arbitration rules of the American Arbitration Association, whenever and to the extent any agreement to submit a matter to arbitration is made by the Tribe and the Authority, to (i) enforce and interpret the terms of this Lease, and award and enforce the award of any damages owing by the

Authority as a consequence of a breach thereof; (ii) determine whether any consent or approval of the Tribe or the Authority has been improperly granted or unreasonably withheld; and (iii) enforce any judgment prohibiting the Tribe or the Authority from taking any action, or mandating or obligating the Tribe or the Authority to take any action, including a judgment compelling the Tribe or the Authority to submit to binding arbitration. Any such arbitration hearings shill be held at a place designated by the arbitrator(s) in New London County, Connecticut. The parties and the arbitrator(s) shall maintain strict confidentiality with respect to any such arbitration.

     21. PERFORMANCE DURING DISPUTES. It is mutually agreed that during any kind of controversy, claim, disagreement or dispute, including a dispute as to the validity of this Lease, the Authority shall remain in possession of the Premises as tenant; and the Tribe and the Authority shall continue their performance of the provisions of this Lease. The Authority shall be entitled to injunctive relief from a civil court or other competent authority to maintain possession in the event of a threatened eviction during any dispute, controversy, claim or disagreement arising out of this Lease.

     22. TERMINATION. Upon the occurrence of an Event of Default by the Authority as provided in Section 19, the Tribe shall have the right to terminate this Lease with the consent of the Secretary, pursuant to 25 C.F.R. Section 162.14 (as that regulation may be amended), subject to the rights of any transferee permitted hereunder or any Permitted Mortgagee, as provided in this Lease.

     23. SECRETARIAL APPROVAL. It is understood and agreed that this Lease, or any amendment thereto, is contingent upon, and shall be valid only after approval by the Secretary as required by law. Execution of this Lease by the Secretary shall be deemed, to the extent necessary, to make this Lease fully effective under federal law. The Secretary hereby waives the requirement to provide a surety bond pursuant to 25 C.F.R. Section 162.5(c).

     24. FEDERAL SUPERVISION. The Authority acknowledges and understands that title to the Premises is held by the United States of America in trust for the Tribe. Nothing contained in this Lease shall operate to delay or prevent a termination of Federal trust responsibilities with respect to the land by the issuance of a fee patent or otherwise during the term of this Lease; however, such termination shall not serve to abrogate this Lease. No member of, or delegate to, Congress or Resident Commissioner shall be admitted to any share or part of this Lease or to any benefit that may arise hereunder, but this provision shall not be construed to extend to this contract if made with a corporation or company for its general benefit. During any period when the Premises are in trust or restricted status, all of the Authority's obligations under this Lease, and the obligations of its sureties, are to the United States as well as to the Tribe.

     25. SUCCESSORS BOUND. The terms of this Lease shall benefit and be binding upon the successors and assigns of the Tribe and the successors and permitted assigns of the Authority in like manner as upon the original parties, except as otherwise provided in this Lease. The term "Authority," as used in this Lease, means the Mohegan Tribal Gaming Authority and any person or entity succeeding to the interest of the Mohegan Tribal Gaming Authority as tenant under this Lease, in accordance with the provisions of this Lease and applicable law.

     26. QUIET ENJOYMENT. The Tribe covenants that at all times during the term of this Lease, so long as no Event of Default has occurred and is continuing hereunder, that the Authority's quiet enjoyment of the Premises or any part thereof shall not be disturbed by any act of the Tribe or anyone acting by, through or under the Tribe.

     27. NOTICES. Any notice required by or sent pursuant to any provision of this Lease shall be in writing and shall be deemed given if and when it is personally delivered or sent by certified mail addressed, until some other address is designated in a notice so given, as follows:

     If to Tribe:        Mohegan Tribe of Indians of
                         Connecticut
                         27 Church Lane
                         Uncasville, CT 06382
                         Attn:  Tribal Chair and Business Board

     With a copy to:     Lewis B. Rome, Esq.
                         Rome, McGuigan, Sabanosh
                           & Klebanoff, P.C.
                         One State Street
                         Hartford, CT 06103

     If to Authority:    Mohegan Tribal Gaming Authority
                         27 Church Lane
                         Uncasville, CT 06382
                         Attn: Tribal Chair and Business Board

     With a copy to:     Trading Cove Associates
                         914 Hartford Turnpike
                         P. O. Box 60
                         Waterford, CT  06385
                         Attn:  Len Wolman

     28. GOVERNING LAW. This Lease, the parties' obligations hereunder, and any disputes hereunder shall be governed by and interpreted and construed in accordance with federal law (to the extent applicable) and the laws of the Tribe, provided that nothing herein shall be deemed to modify the provisions of sections 11 and 15 of this Lease, and, to the extent required to supplement applicable federal law and tribal law, the substantive laws of the State of Connecticut (excepting its choice of law rules).

     29. RECORDING. Following approval by the Secretary, this Lease, or a memorandum of this Lease in the form prescribed by Connecticut law, shall be recorded in the appropriate Land Titles and Records Office of the Bureau of Indian Affairs, in the land records of the Town of Montville, Connecticut, and any land records of the Tribe.

     30. INVALID PROVISIONS. If any clause, Section, Article, Paragraph, or Subparagraph of this Lease shall be unenforceable or invalid, such material shall be read out of this Lease and shall not affect the validity of any other clause, Section, Article, Paragraph, or Subparagraph, or give rise to any cause of action of either party to this Lease against the other, and the remainder of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     31. WAIVER. The waiver by the Tribe of, or the failure of the Tribe to take action with respect to, any breach of any term, covenant, condition, provision, restriction, or reservation herein contained, shall not be deemed to be a waiver of such term, covenant, condition, provision, restriction, or reservation or subsequent breach of same, or of any other term, covenant, condition, provision, restriction, or reservation herein contained.

The Tribe may grant a waiver of any term of this Lease, but such must be in writing and signed by the Tribe before being effective.

     The subsequent acceptance of Annual Rent or any other amount hereunder by the Tribe shall not be deemed to be a waiver of any preceding breach by the Authority of any term, covenant, condition, provision, restriction, or reservation of this Lease, other than the failure of the Authority to pay the particular rent so accepted, regardless of the Tribe's knowledge of such preceding breach at the time of acceptance of such rent.

     32. SAVING CLAUSE. If for any reason the term of this Lease, or any renewal thereof, or any substantive provision thereof, shall be found to be unenforceable, illegal or violative of public policy, this Lease shall automatically be amended to conform to the applicable decision, and each party hereto expressly agrees to execute any amendment necessary to effectuate the goals and purposes of this Lease.

     33. FORCE MAJEURE. If any dispute shall arise under any provision of this Lease as to whether the Authority shall have commenced promptly or within any limit of time specified in this Lease or proceeded continuously and with all due diligence with any required construction, repair or replacement, there shall be a suspension of performance during the period of any acts of God or by strikes which affect both the building industry generally and the Premises specifically or by orders, directives or regulations of any govern-mental agency or board, making available the materials reasonably required for any such construction, repair or replacement and to any unavoidable delays in adjusting any fire insurance loss. The provisions of this Section 33 shall not, however, apply to a default by the Authority in the payment of any Annual Rent or other charges to be paid by the Authority under the provisions of this Lease.

     34. ESTOPPEL CERTIFICATE. The Tribe and the Authority, promptly upon any request therefor from the other, shall execute, cause such signature to be acknowledged by a notary public and deliver to the other or to a third person, if so directed by the other, a statement in writing identifying this Lease and the parties hereto and declaring, as of the date thereof, the following and such other matters as may be reasonably required by the party making such request:

          (a) Whether or not this Lease is in default, and, to the extent that any default does then exist, the nature of any such default, including any event which may constitute an Event of Default upon the mere passage of time or notice or both;

          (b) Whether or not this Lease is in full force and effect and that this Lease has not been modified except as provided in an amendment or amendments identified therein, stating further that this Lease as so amended is in full force and effect.

          (c) Whether the date to which the rent and other charges required to be paid under this Lease have been paid by or on behalf of the Authority;

          (d) That the Tribe has not conveyed, assigned, transferred or delegated any right or duty of the Tribe hereunder, nor has the Tribe encumbered or otherwise hypothecated the Tribe's reversionary interest in and to the Premises or any rights hereunder except as may be set forth in such statement; and

          (e) That any such statement may conclusively be relied upon by the Tribe, the Authority and any Permitted Mortgagee or any proposed Mortgagee in making a loan to the Authority or by any title insurance company which issues a title insurance policy or other guaranty or endorsement relating to the existence and status of this Lease.

     35. NO MERGER. So long as any Permitted Mortgage is in existence, unless all Permitted Mortgagees shall otherwise expressly consent in writing, the fee title to the Premises and the leasehold estate created by this Lease shall not merge but shall remain separate and distinct, notwithstanding the acquisition of said fee title by the United States of America in trust for the Tribe and said leasehold estate by the Tribe.

     36. DEFINITIONS. The following terms, for purposes of this Lease, shall have the meaning as set forth in this Section:

     "Annual Rent" shall have the meaning as set forth in Section
4 of this Lease.

     "Authority" shall have the meaning as set forth in Section 25 of this Lease.

     "Bureau of Indian Affairs (B.I.A.)" shall mean the Bureau of Indian Affairs under the Department of the Interior of the United
States of America.

     "Environmental Laws" shall have the meaning as set forth in
Section 12 of this Lease.

     "Equipment" shall mean all equipment, furniture and Trade
Fixtures required or used in the operation of the Premises and the Improvements.

     "Gaming" shall mean any and all activities defined as Class II or Class III Gaming under the Indian Gaming Regulatory Act, 25
U.S.C. Sections 2701-2721 (1994) or authorized under the Compact.

     "Gross Revenues" shall have the meaning as set forth in
Section 4(b) of this Lease.

     "Hazardous Substances" shall have the meaning as set forth in
Section 12 of this Lease.

     "Improvements" shall have the meaning as set forth in Section 18 of this Lease.

     "Indenture" shall have the meaning as set forth in Section 6 of this Lease.

     "Land Title and Records Office" shall have the meaning as set forth in Section 29 of this Lease.

     "Lease" or "Land Lease" shall mean this lease entered into this 29th day of September 1995.

     "Lease Term" or "term of this Lease" shall have the meaning as set forth in Section 3 of this Lease.

     "Material amendments" shall have the meaning as set forth in
Section 7 of this Lease.

     "Monetary Default" shall have the meaning as set forth in
Section 9 of this Lease.

     "Open-End Construction - Permanent Leasehold Mortgage Deed,
Assignment of Leases and Rents and Security Agreement" shall have the meaning as set forth in Section 6 of this Lease.

     "Permitted Mortgage" shall have the meaning as set forth in
Section 6 of this Lease.

     "Permitted Mortgagees" shall have the meaning as set forth in
Section 6 of this Lease.

     "Premises" shall have the meaning as set forth in Section 1 of this Lease.

     "Project" shall mean the Gaming Facility, resort, hotel and other related developments on the Premises.

     "Resident Commissioner" shall have the meaning as set forth in
Section 24 of this Lease.

     "Senior Secured Notes" shall have the meaning as set forth in
Section 6 of this Lease.

     "Trade Fixtures" means articles which are easily removable, and which are placed by and at the sole expense of the Lessee in or attached to the Improvements to prosecute the trade or business of the Lessee for which it occupies the Improvements or for use in connection with such business or to promote convenience and efficiency in conducting such business.

     "Tribal Council" shall mean the Mohegan Tribal Council created pursuant to the Tribe's Constitution or, a designee agency, committee, corporation or council created pursuant to any resolution or ordinance of the Mohegan Tribal Council.

     "Tribe" shall mean the Mohegan Tribe of Indians of Connecticut, a federally recognized Indian tribe, its successors and assigns.

The remainder of this page is intentionally blank.

Signatures appear on following pages.

     IN WITNESS THEREOF, this Lease has been executed as of the date first above written.


WITNESSES:                         MOHEGAN TRIBE OF INDIANS
                            OF CONNECTICUT

/s/ Judith A. Shapiro                 /s/ Ralph W. Sturges
_______________________            By:___________________________
                                     Ralph Sturges
/s/ Michael Roy                       Chairman, Tribal Council
_______________________


                                   MOHEGAN TRIBAL GAMING
                                   AUTHORITY

/s/ Judith A. Shapiro                 /s/ Ralph W. Sturges
_______________________            By:___________________________
                                     Ralph Sturges
                                      Chairman, Management Board

/s/ Michael Roy
_______________________

CITY OF WASHINGTON  )
                    ) ss.                    September 29, 1995
DISTRICT OF COLUMBIA)

     On September 29, 1995, Ralph W. Sturges, personally appeared, before me, signer and sealer of the foregoing instrument, who acknowledged that he executed the instrument as the Lifetime Chief and Chairman of the MOHEGAN TRIBE OF INDIANS OF
CONNECTICUT, a federally recognized Indian tribe, as his free act and deed and the free act and deed of the Tribe.

                              /s/ Carol C. Williams
                              _____________________________
                              Notary Public
                              My Commission Expires:  June 14, 1998



CITY OF WASHINGTON  )
                    ) ss.                    September 29, 1995
DISTRICT OF COLUMBIA)

     On September 29, 1995, Ralph W. Sturges, personally appeared, before me, signer and sealer of the foregoing instrument, who acknowledged that he executed the instrument as the Chairman, Management Board of the MOHEGAN TRIBAL GAMING AUTHORITY, as his free act and deed and the free act and deed of the Authority.

                              /s/ Carol C. Williams
                              _____________________________
                              Notary Public
                              My Commission Expires:  June 14, 1998

                    Attachment to Land Lease

                      SECTION 81 COMPLIANCE

In compliance with Section 81 of Title 25 U.S.C.A., the residence and occupation of the parties is as follows:

Party in Interest:  Mohegan Tribe of Indians or Connecticut
Address:            27 Church Lane
                    Uncasville, CT  06382
Occupation:         Indian Tribe


Party in Interest:  Mohegan Tribal Gaming Authority
Address:            27 Church Lane
                    Uncasville, CT  06382
Occupation:         Tribal Gaming Authority


Fixed limited time
to run:             25 years, with option to renew for 25 years
                 (see Section 3)

The Chairman of the Mohegan Tribe of Indians of Connecticut "Tribe" is authorized to execute the attached document by Resolution No. 95-3 of the Tribal Council of the Tribe, dated August 30, 1995.
The Chairman exercises his authority in this instance because the Tribe has determined that execution of the attached document will further the economic development objectives of the Tribe.

The Chairman of the Management Board of the Mohegan Tribal Gaming Authority ("Management Board") is authorized to execute the attached document by Resolution No. 95-4 of the Management Board, dated August 30, 1995. The Chairman of the Management Board exercises his authority in this instance because the Management Board has determined that execution of the attached document will further the economic development objectives of the Tribe.

The document was executed on or about 12:30 p.m. (time) on September 28, 1995, at New York, New York (place), for the particular purpose set forth above.

The undersigned parties agree that the foregoing agreement is in compliance with 25 U.S.C. Sections 81 and 415 and 25 C.F.R Section 162.

WITNESS:                           MOHEGAN TRIBE OF INDIANS OF
                               CONNECTICUT
/s/ Judith A. Shapiro                   /s/ Ralph W. Sturges
_____________________              By:___________________________
                                     Ralph Sturges
                                   Title:  Chairman


                                   MOHEGAN TRIBAL GAMING
                                   AUTHORITY

/s/ Judith A. Shapiro                   /s/ Ralph W. Sturges
_____________________              By:___________________________
                                     Ralph Sturges
                                   Title:  Chairman,
                                           Management Board


                                   Approved Pursuant to 25 U.S.C.
                                  Sections 81 and 415 and 25
                             C.F.R. Section 162

United States Department of Interior
Bureau of Indian Affairs:

                                        /s/ Nancy Jemison
Date: September 29, 1995           By:___________________________
                                     Director (Acting)
                                      Eastern Area Office
                                      Bureau of Indian Affairs
                                      for the Secretary of the
                                      Interior and the Commissioner
                                      of Indian Affairs, acting
                                      under delegated authority

CITY OF WASHINGTON  )
                    ) ss.
DISTRICT OF COLUMBIA)

     On September 29, 1995, personally appeared, before me, Carol
C. Williams a Notary Public in and for said County and State, Nancy Jemison, personally known to me to be the person whose name is subscribed to the above instrument, who acknowledged that she executed the instrument as the Acting Area Director of the Eastern Area Office of the Bureau of Indian Affairs, for the Secretary of the Interior and the Commissioner of Indian Affairs, acting under delegated authority.

                              /s/ Carol C. Williams
                              ___________________________
                              Notary Public
                              My Commission Expires:  June 14, 1998

                            EXHIBIT A


                Legal Description of the Property


A certain tract or parcel of land, together with the buildings and all other improvements thereon, situated on the southeasterly side of Sandy Desert Road, the southeasterly side of Connecticut Route No. 32, the northeasterly side of Broadview Avenue and the northwesterly side of Fort Shantok Road in the Town of Montville, County of New London and State of Connecticut and being more particularly shown and delineated on a certain map or plan entitled "Harris & Clark, Inc. Land Surveyors - Civil Engineers Griswold, Connecticut Survey Plan Prepared For The Mohegan Tribe Of Indians (U.N.C., Inc. Property) Sandy Desert Road Montville, Connecticut Scale 1" = 200' Date December 1994 Ident. No. 94-1801", which premises are more particularly bounded and described as follows:

Beginning at a concrete monument recovered in the southeasterly street line of Sandy Desert Road at a northwesterly corner of the herein-described tract and on the dividing line between the herein-described tract and land now or formerly of Blanche E. Jenoks et al; thence running South 04 degree 34' 54" East for a distance of
298.94 feet to a concrete monument recovered; thence running South 04 degrees 35" 33" East for a distance of 254.69 feet to a concrete monument recovered; thence running North 85 degrees 28' 43" West for a distance of 52.08 feet to a concrete monument recovered, the last three courses being bounded by said Jenoks, et al land; thence running South 06 degrees 35" 16" East for a distance of 181.76 feet to a concrete monument recovered; thence running North 85 degrees 19' 00" West for a distance of 239.12 feet to a concrete monument recovered, the last two courses being bounded by land now or formerly of Elizabeth J. and Russell E. Heebner; thence running South 06 degrees 37' 20" East for a distance of 126.21 feet bounded southwesterly by land now or formerly of James H. Sarayusa to a re-bar recovered; thence running South 03 degrees 10' 57" West for a distance of 99.70 feet, bounded northwesterly by land now or formerly of Paul R. Springer, Jr. and Noreen Springer to a concrete monument recovered; thence running North 86 degrees 44' 47" West for a distance of 212.23 feet, bounded northeasterly by said Springer land to a concrete monument recovered; thence running South 01 degrees 15' 36" West for a distance of 99.98 feet, bounded northwesterly by land now or formerly of Donald McKeith and Arlene McKeith to a concrete monument recovered; thence running South 07 degrees 03' 32" West for a distance of 124.82 feet to a concrete monument recovered; thence running South 07 degrees 34' 18" West for a distance of 138.80 feet to a concrete monument recovered; thence running North 78 degrees 51' 46" West for a distance of
209.41 feet to a concrete
monument recovered, the last three courses being bounded by land now or formerly of Walter J. Keane and Debbie L. Keane; thence running South 07 degrees 31' 24" West for a distance of 69.99 feet, bounded northwesterly by Connecticut Route No. 32 to a concrete monument recovered; thence running South 78 degrees 52' 37" East for a distance of 209.39 feet to a concrete monument recovered; thence running South 78 degrees 51' 05" East for a distance of 160 71 feet to a concrete monument recovered at Connecticut Grid Coordinates North 739507.44 East 1178517.72; thence running South 11 degrees 08' 03" West for a distance of 36.00 feet to a point; thence running South 78 degrees 51' 57" East for a distance of
11.00 feet to a point; thence running South 11 degrees 05' 03" West for a distance of 92.35 feet to a point to be set at the face of a retaining wall, the last five courses being bounded by land now or formerly of Frank G. Roderick, Jr., et al; thence running South 79 degrees 25' 36" East for a distance of 191.76 feet along a stone wall, bounded southwesterly in part by land now or formerly of Richard and Shirley McDonald and in part by land now or formerly of Jimmy N. and Kathleen M. Sistare to a concrete monument recovered; thence running South 78 degrees 35' 40" East for a distance of
200.09 feet, bounded southwesterly in part by land now or formerly of Mark M. Deveau and in part by land now or formerly of Agnes and Ernest J. LaPorte to a concrete monument recovered; thence running South 78 degrees 54' 17" East for a distance of 300.86 feet, bounded southwesterly in part by land now or formerly of Joyce Carol Elliott, et al, in part by land now or formerly of Eleanor Joyce Luft and in part by land now or formerly of Christopher A. and Lisa N. Newell to a rebar recovered; thence running South 77 degrees 39' 24" East for a distance of 209 75 feet, bounded southwesterly in part by land now or formerly of Peter G. Rousseau and Helen H. Rousseau and in part by land now or formerly of Robert
L. Ellal and Johannah J. Ellal to a concrete monument recovered; thence running South 78 degrees 50' 54" East for a distance of 216 56 feet, bounded southwesterly by land now or formerly of Christopher L. and Phyllis M. McCormick to an iron pin recovered; thence running South 88 degrees 02' 27" East for a distance of 183 74 feet, bounded southwesterly in part by said McCormick land and in part by land now or formerly of Horace W. and Gloria M. Deshefy to a concrete monument recovered; thence running South 01 degrees 34' 54" West for a distance of 202.82 feet to a concrete monument recovered; thence running South 88 degrees 26' 02" East for a distance of 150.00 feet to a point to be set, the last two courses being bounded by said Deshefy land; thence running North 01 degrees 31' 09" East for a distance of 35.00 feet to an iron pipe recovered; thence running South 83 degrees 26' 29" East for a distance of 322.65 feet to a concrete monument recovered; thence running South 08 degrees 21' 36" West for a distance of 200.83 feet to a concrete monument recovered, the last three courses being bounded by land now or formerly of Harry W. Collins; thence running South 81 degrees 53' 04" East for a distance of 415.62 feet, bounded southwesterly by Broadview Avenue to a concrete monument recovered; thence running North 01 degrees 42' 10" West for a distance of 58.70 feet to an iron pipe recovered; thence running North 10 degrees 42' 05" West for a distance of 45.00 feet to a point to be set; thence running North 05 degrees 19' 48" West for a distance of 124.70 feet to a concrete monument recovered; thence running South 81 degrees 57" 48" East for a distance of 181.26 feet to a concrete monument recovered; thence running South 81 degrees 57' 48" East for a distance of 192.70 feet to a point to be set; thence running South 48 degrees 42' 13" East for a distance of
158.40 feet along a fence line to a concrete monument recovered; thence running South 47 degrees 09' 18" East for a distance of
565.19 feet to a drill hole recovered in a stone wall, the last seven courses being bounded by land now or formerly of Catherine Bolduc; thence running North 72 degrees 11' 49" East for a distance of 102.09 feet along a stone wall to an angle in said stone wall; thence running North 80 degrees 58' 11" East for a distance of 58 21 feet along a stone wall to the end of said stone wall; thence running North 71 degrees 15' 46" East for a distance of 92.65 feet to a stone wall corner; thence running North 71 degrees 20' 55" East for a distance of 23 94 feet along a stone wall to an angle in said stone wall; thence running North 74 degrees 43' 11" East for a distance of 71.08 feet along a stone wall to a concrete monument recovered; thence running North 76 degrees 14' 02" East for a distance of 28.06 feet along a stone wall to an angle in said stone wall; thence running North 68 degrees 37' 42" East for a distance of 15.60 feet along a stone wall to an angle in said stone wall; thence running North 73 degrees 29' 49" East for a distance of
127.85 feet along a stone wall to a drill hole recovered in said stone wall; thence running North 72 degrees 22' 11" East for a distance of 21.61 feet along a stone wall to an iron pipe recovered; thence running South 16 degrees 57' 33" East for a distance of 31.59 feet along a fence line to a fence post; thence running South 15 degrees 05' 54" East for a distance of 84.04 feet along a fence line to a 6-inch Oak tree with wire; thence running South 13 degrees 10' 31" East for a distance of 54 71 feet along a fence line to a 4-inch Birch tree with wire; thence running South 23 degrees 18' 51" East for a distance of 62.20 feet along a fence line to 4-inch Beech tree with wire; thence running South 202 45' 04" East for a distance of 114.84 feet along a fence line to a wood fence post; thence running South 17 degrees 30' 26" East for a distance of 41.85 feet along a fence line to a stump with wire; thence running South 16 degrees 42' 33" East for a distance of
148.83 feet along a fence line to a 14-inch Oak tree with wire; thence running South 19 degrees 07' 08" East for a distance of 22 59 feet along a fence line to a 15-inch Oak tree with wire; thence running South 12 degrees 45' 40" East for a distance of 36.94 feet along a fence line to a 10-inch dead Oak tree with wire; thence running South 14 degrees 30' 26" East for a distance of 11.00 feet along a fence line to 10-inch dead Oak tree with wire; thence running South 04 degrees 25' 15" East for a distance of 28.81 feet along a fence line to a 12-inch dead Oak tree with wire; thence running South 11 degrees 13' 19" East for a distance of 17.10 feet along a fence line to an 8-inch dead Oak tree with wire; thence running South 07 degrees 15' 03" East for a distance of 84.60 feet along a fence line to an 18-inch dead Oak tree with wire; thence running South 03 degrees 14' 32" West for a distance of 56.67 feet along a fence line to a point in the center of a stone wall; thence running North 78 degree 00' 54" West for a distance of 68.44 feet along a stone wall to an angle in said stone wall; thence running North 84 degrees 17' 33" West for a distance of 109.78 feet along a stone wall to an angle in said stone wall; thence running North 87 degrees 48' 33" West for a distance of 53.11 feet along a stone wall to an angle in said stone wall; thence running South 85 degrees 52' 51" West for a distance of 29.79 feet along a stone wall to a drill hole recovered at a stone wall corner; thence running South 09 degrees 09' 03" East for a distance of 238.99 feet along a stone wall to a drill hole set at the end of said stone wall; thence running South 03 degrees 03' 19" East for a distance of 61.53 feet along a fence line to a 26-inch Oak tree with wire; thence running South 23 degrees 09' 48" East for a distance of
47.77 feet along a fence line to a 17-inch Oak tree with wire; thence running South 11 degrees 51' 04" West for a distance of
36.61 feet along a fence line to a 16-inch dead tree with wire; thence running South 46 degrees 39' 16" East for a distance of
32.48 feet to a railroad spike in ledge recovered; thence running South 07 degrees 17' 57" East for a distance of 55.19 feet along a stone wall to an iron pipe recovered in said stone wall the last thirty-three courses being bounded by land now or formerly of Martin Realty, Inc; thence running South 12 degrees 31' 25" East for a distance of 115.48 feet, bounded southwesterly by land now or formerly of Glenn P. Martin, et al to an iron pipe recovered; thence running North 83 degrees 21' 50" East for a distance of 242 09 feet to a drill hole recovered on ledge; thence running South 06 degrees 08' 17" East for a distance of 400.24 feet to a point in the northwesterly street line of Fort Shantok Road, the last two courses being bounded by land now or formerly of Mathew C. Hopkins and Antonette M. Hopkins; thence running North 83 degrees 46' 08" East for a distance of 429.13 feet, bounded southeasterly by Fort Shantok Road to a point to be set in the northwesterly street line of Fort Shantok Road at a southwesterly corner of land now or formerly of Edward G. Bernat and Beatrice L. Bernat; thence running North 14 degrees 53' 14" West for a distance of 65.12 feet to the remains of a metal fence post; thence running North 11 degrees 17' 52" West for a distance of 21.20 feet to the remains of a metal fence post; thence running North 15 degrees 18' 16" West for a distance of 23.09 feet to the remains of a metal fence post; thence running North 15 degrees 15' 33" West for a distance of 89.79 feet along a stone wall to an angle in said stone wall; thence running North 13 degrees 28' 03" West for a distance of 52.97 feet along a stone wall to an angle in said stone wall; thence running North 09 degrees 03' 32" West for a distance of 11.42 feet along a stone wall to a drill hole recovered in said stone wall; thence running North 12 degrees 03' 02" West for a distance of 56.33 feet along a stone wall to an iron pipe recovered; thence running North 14 degrees 23' 00" West for a distance of 117.48 feet along a stone wall to the end of said stone wall; thence running North 15 degrees 10' 19" West for a distance of 227.98 feet to a stone pile; thence running North 15 degrees 10' 30" West for a distance of 137.29 feet to a stone pile, the last then courses being bounded by land now or formerly of Edward G. Bernat and Beatrice L. Bernat; thence running North 16 degrees 07' 30" West for a distance of 304.36 feet to a 14-inch dead tree with wire; thence running North 16 degrees 43' 31" West for a distance of 94.09 feet along a fence line to a 5-inch Beech tree with wire; thence running North 17 degrees 46' 50" West for a distance of 86.72 feet along a fence line to a 20-inch Oak tree with wire; thence running North 15 degrees 59' 54" West for a distance of 69.57 feet along a fence line to a 20-inch Oak tree with wire; thence running North 13 degrees 09' 20" West for a distance of 241.49 feet along a fence line to a 22-inch Oak tree with wire; thence running North 08 degrees 51' 10" West for a distance of 99.13 feet along a fence line to a tree with wire; thence running North 13 degrees 11' 22" West for a distance of 44 72 feet along a fence line to a stump with wire; thence running North 06 degrees 55' 31" West for a distance of 44.45 feet long a fence line to an iron pipe recovered in a stone wall; thence running North 73 degrees 35' 41" East for a distance of 71.66 feet along a stone wall to the end of said stone wall; thence running North 73 degrees 57' 46" East for a distance of 48.45 feet to a concrete monument recovered; thence running North 75 degrees 05' 39" East for a distance of 190.94 feet to a concrete monument recovered; thence running North 73 degrees 18' 39" East for a distance of 166.10 feet to an angle point; thence running North 75 degrees 48' 39" East for a distance of 241.15 feet to a point to be set at Connecticut Grid Coordinates North 738813.29, East 1183036.66, the last thirteen courses being bounded by land now or formerly of Southeastern Connecticut Regional Resources Recovery Authority; thence running North 44 degrees 37' 01" West for a distance of 437.22 feet to a point to be set; thence running North 46 degrees 20' 29" West for a distance of 133.75 feet to a point to be set; thence running North 43 degrees 39' 31" East for a distance of 209.89 feet to a point to be set, the last three courses being bounded by other land now or formerly of UNC, Inc; thence running along the arc of a curve to the left with a radius of 3,100.00 feet, a central angle of 04 degrees 34' 39" for a distance of
247.66 feet to a point; thence running North 51 degrees 56' 11" West for a distance of 150.00 feet to a point; thence running along the arc of a curve to the right with a radius of 1,132.75 feet, a central angle of 37 degrees 19' 02" for a distance of 737.77 feet to a point; thence running along the arc of a curve to the right with a radius of 883.00 feet, a central angle of 38 degrees 49' 37" for a distance of 598.37 feet to a concrete monument recovered, the last four courses being bounded by land now or formerly of Central Vermont Railway, Inc; thence running North 45 degrees 14' 00" West for a distance of 35 feet, more or less, bounded northeasterly by land now or formerly of Central Vermont Railway, Inc. to the tidal high water mark of Trading Cove; thence running in a general westerly direction along the tidal high water mark of Trading Cove for a distance of 3,743 feet, more or less, to a point which is located North 06 degrees 33' 05" East 55 feet, more or less, from a rebar recovered at Connecticut Grid Coordinates North 741768.53, East 1179150.50; thence running South 06 degrees 33' 05" West for a distance of 55 feet, more or less, to a rebar recovered; thence running South 06 degrees 33' 05" West for a distance of 547.50 feet to an iron pipe recovered, the last two courses being bounded northwesterly land now or formerly of Stamatios F. Lahaniatis; thence running South 06 degrees 34' 37" West for a distance of
275.26 feet, bounded northwesterly by land now or formerly of John Lahaniatis and Joan Lahaniatis to an iron pipe recovered; thence running South 07 degree 16' 42" West for a distance of 52.35 feet, bounded northwesterly by the southeasterly terminus of Sandy Desert Road to a concrete monument recovered; thence running South 88 degrees 08' 28" West for a distance of 246.94 feet, bounded northwesterly by Sandy Desert Road to the concrete monument recovered at the point and place of beginning.

Together with all rights, easements, hereditaments and appurtenances thereto appertaining and all right, title and interest, if any, in and to strips and gores adjoining said premises and in and to the land lying in the bed of any street or streets adjoining said premises.

Reference is hereby made to a certain Quit-Claim Deed from United Nuclear Corporation to UNC Resources, Inc., dated July 1, 1983 and recorded on August 10, 1984 at Volume 160, page 552 of Montville Land Records Reference is further made to a Certificate of Change of Name from UNC Resources, Inc. to UNC Incorporated dated June 16, 1986 and recorded on September 10, 1986 at Volume 177, Page 438 of Montville Land Records.

Said premises are conveyed subject to the following encumbrances:

1. Pole line easement in favor of the Hartford Electric Light Company dated October 7, 1958, recorded November 6, 1958 in Volume 66, Page 40 of the Montville Land Records (said easement encumbering Tract Nos. 8 and 3 as shown on plan entitled "Plan Made for Olin Mathieson Chemical Corporation Showing Property in Town of Montville, Conn.)

2.   Certificate of Taking in an action instituted by Southeastern

Connecticut Regional Resources Recovery Authority against UNC Incorporated dated March 4, 1993, recorded March 10, 1993 in Volume 251, Page 713 of the Montville Land Records pursuant to which Southeastern Connecticut Regional Resources Recovery Authority exercised its right of eminent domain to condemn a certain access easement over and across a portion of those premises delineated on a certain map for plan entitled, "Plan made for United Nuclear Corporation Showing Property on Fort Shantok Road Montville, Connecticut Scale 1"=50 Feet Chandler, Palmer & King Norwich, Conn. November 1979"

3. Pole line easement in favor of the Hartford Electric Light Company dated October 27, 1958, recorded November 6, 1958 in Volume 66, Page 38 of the Montville Land Records, which right-of-way encumbers Tract Nos. 10, 1, 2 and 9 and that area between Tract Nos. 10 and 11, all as shown on a plan entitled "Plan Made For Olin Mathieson Chemical Corporation Showing Property in Town of Montville, conn. Scale 1"=200 Ft. Chandler & Palmer, Engr's. Norwich, Conn. July 31, 1957 Additions Sept. 1957 Sub-Division Of Tract 6 Oct 1958 Revision Of"""November 1958 Revised March 1, 1961."

4. Survey by Harris & Clark, Inc. dated December, 1995 shows the following:

     Lawn encroachment along the northerly line of land now or formerly of Horace W. and Gloria M. Deshefy, which lawn encroachment is approximately 40 feet in width.

5.   Riparian rights of other in and to the Trading Cove.

6. Certificate of Taking by Southeastern Connecticut Regional Resources Recovery Authority in an action entitled "Southeastern Connecticut Regional Resources Recovery Authority vs. UNC Incorporation, Town of Montville Water Pollution Control Authority and The Hartford Electric Company" dated February 16, 1993, recorded in Volume 251, Page 167 of the Montville Land Records (thereby exercising its right of eminent domain to condemn certain groundwater easements in conjunction with leachate discharge from the condemnor's ash residue disposal facility located on adjacent real property to the south).

7. Rights to maintain a 30-inch (30") reinforced concrete pipe, endwall and paved ditch and together with permanent sloping rights contained in a Certificate of Condemnation from Albert Elbaum and Evelyn Elbaum to the State of Connecticut dated July 1, 1965, recorded July 3, 1965 in Volume 87, Page 205 of the Montville Land Records, which rights were conveyed by the State of Connecticut to the Town of Montville by deed dated September 9, 1968, recorded in Volume 102, Page 171 of said land records.

                     EXHIBIT B TO LAND LEASE













                 [LOCATION MAP OF LEASED PROPERTY]

                     EXHIBIT C TO LAND LEASE

                     AMENDMENT OF LAND LEASE

THIS AMENDMENT OF LAND LEASE made and entered into as of this 29 day of September, 1995, by and between the Mohegan Tribe of Indians of Connecticut (the "Tribe"), as Lessor, and the Mohegan Tribal
Gaming Authority (the "Authority), as Lessee.

                      W I T N E S S E T H:

     WHEREAS, on or about _______________, 1995, the Tribe and the Authority entered into a Land Lease (the "Lease"), whereby the Tribe agreed to lease to the Authority certain property located in the Town of Montville, County of New London and State of Connecticut, as more fully described in the Lease (the "Premises") for the purpose of construction, equipping and the operation of the Project, as defined in the Lease; and

     WHEREAS, the Tribe and the Authority desire to amend the Lease to confirm the commencement date thereof.

     NOW, THEREFORE, for and in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Tribe and the Authority hereby confirm that the commencement date of the Lease is ____________________, 1995.

     Except as modified hereby, the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment of Land Lease on the day and year first above written.

Witnessed:                         MOHEGAN TRIBE OF INDIANS OF
                                   CONNECTICUT

/s/ Judith A. Shapiro
_____________________              By:  ________________________

_____________________                   Its
                                        Duly Authorized


                                   MOHEGAN TRIBAL GAMING AUTHORITY

/s/ Judith A. Shapiro
_____________________              By:  __________________________

_____________________                   Its
                                        Duly Authorized

STATE OF CONNECTICUT     )
                         ) ss:          __________________, 1995
COUNTY OF                )

     On ___________________, l995, ____________________________,
personally appeared before me, signer and sealer of the foregoing instrument, who acknowledged that he or she executed the instrument as the ___________________________________ of the Mohegan Tribe of
Indians of Connecticut, a federally recognized Indian tribe, as his/her free act and deed and the free act and deed of the Tribe.

                              __________________________________
                             Commissioner of Superior Court
                       Notary Public
                              My Commission Expires:_____________

STATE OF CONNECTICUT     )
                         ) ss:          _____________________, 1995
COUNTY OF                )

     On ___________________, 1995, _____________________________,
personally appeared before me, signer and sealer of the foregoing instrument, who acknowledged that he or she executed the instrument as the ____________________________ of the Mohegan tribe of Indians of Connecticut, a federally recognized Indian tribe, as his/her free act and deed And the free act and deed of the Tribe.

                              ____________________________________
                              Commissioner of Superior Court
                              Notary Public
                              My Commission Expires

                     EXHIBIT D TO LAND LEASE

TRIBAL LICENSING, PERMIT AND GOVERNMENTAL APPROVAL REQUIREMENTS

1.   Building Permit(s)
2.   Health and Safety Inspection(s)
3 .  Cafe Permit
4.   Gaming License
5.   Certificate(s) of Occupancy

                     EXHIBIT E TO LAND LEASE



                 TRIBAL TAXES, ASSESSMENTS, FEES


                           -- NONE --

                     AMENDMENT OF LAND LEASE

     THIS AMENDMENT OF LAND LEASE made and entered into as of this 29th day of September, 1995, by and between the Mohegan Tribe of Indians of Connecticut (the "Tribe"), as Lessor, and the Mohegan
Tribal Gaming Authority (the "Authority), as Lessee.

                      W I T N E S S E T H:

     WHEREAS, on or about September 29, 1995, the Tribe and the Authority entered into a Land Lease (the "Lease"), whereby the Tribe agreed to lease to the Authority certain property located in the Town of Montville, County of New London and State of Connecticut, as more fully described in the Lease (the "Premises") for the purpose of construction, equipping and the operation of the Project, as defined in the Lease; and

     WHEREAS, the Tribe and the Authority desire to amend the Lease to confirm the commencement date thereof.

     NOW, THEREFORE, for and in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Tribe and the Authority hereby confirm that the commencement date of the Lease is September 29, 1995.

     Except as modified hereby, the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment of Land Lease on the day and year first above written.

Witnessed:                         MOHEGAN TRIBE OF INDIANS OF
                                   CONNECTICUT

/s/ Judith A. Shapiro                   /s/ Ralph W. Sturges
_________________________          By:  ________________________
                                        Ralph W. Sturges

/s/ Michael L. Roy                      Its Chairman and Lifetime
_________________________                   Chief
Michael L. Roy                          Duly Authorized

                                   MOHEGAN TRIBAL GAMING AUTHORITY

/s/ Judith A. Shapiro                   /s/ Ralph W. Sturges
_________________________          By:  __________________________
                                        Ralph W. Sturges

/s/ Michael L. Roy                      Its Chairman of the
_________________________                   Management Board
Michael L. Roy                          Duly Authorized

City of Washington       )
                         ) ss:               September 29, 1995
District of Columbia     )


     On September 29, 1995, Ralph W. Sturges, personally appeared before me, signer and sealer of the foregoing instrument, who acknowledged that he executed the instrument as the Lifetime Chief and Chairman of the Mohegan Tribe of Indians of Connecticut, a federally recognized Indian tribe, as his free act and deed and the free act and deed of the Tribe.

                              /s/ Carol C. Williams
                              ___________________________________
                              Notary Public
                              My Commission Expires: June 14, 1998



City of Washington       )
                         ) ss:               September __, 1995
District of Columbia     )

     On September 29, 1995, Ralph W. Sturges, personally appeared before me, signer and sealer of the foregoing instrument, who acknowledged that he executed the instrument as the Chairman, Management Board of the Mohegan Tribal Gaming Authority, as his free act and deed and the free act and deed of the Tribe.

                              /s/ Carol C. Williams
                              ___________________________________
                              Notary Public
                              My Commission Expires: June 14, 1998